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	OMB Number:	3235-0570
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2009 to March 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report 3/31/10.

H&Q HEALTHCARE INVESTORS

Semiannual Report

March 31, 2010

(Unaudited)

To our Shareholders:

On March 31, 2010, the net asset value (NAV) per share of the Fund was $15.62. During the six month period ended March 31, 2010, total return at NAV of your Fund was 11.17%, with distributions reinvested. During the most recent quarter ended March 31, 2010, total return at NAV of your Fund was 7.13%, with distributions reinvested. The total investment return at market with distributions reinvested was 13.16% during the six month period ended March 31, 2010 and was 8.10% during the quarter ended March 31, 2010. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/10	Six Months Ended 3/31/10
Investment Return at Market	8.10%	13.16%
Net Asset Value	7.13%	11.17%
NASDAQ Biotech Index (NBI)	11.31%	11.84%
S&P 500 Index	5.39%	11.75%

The six month period ended March 31, 2010, representing the first six months of the Fund's 2010 fiscal year, continued a very active period for the markets dating back to at least October 2007. During September 2007, the broad based S&P 500 index reached a high of approximately 1500 and then began a precipitous drop, but by March 2010, the S&P 500 returned to a level that was about 25% below the September 2007 high. The healthcare sector, as represented by the NBI, also reached a high in late 2007, though it did not drop as precipitously thereafter. In fact, as of March 2010, the NBI had recovered all of its losses since the 2007 high, while the S&P 500 remains approximately 25% below its September 2007 high. The graph below illustrates these trends.

Portfolio Highlights

We continue to feel that healthcare performance in the last year or so, including the last six months, is tied to the protracted and complex discussions in Washington D.C. related to healthcare reform. We expected that once there was clarity regarding healthcare reform that the healthcare sector would begin to demonstrate improved performance. As you undoubtedly know, healthcare reform legislation was signed into law in late March 2010. Unfortunately, while the legislation has passed, there remains considerable uncertainty about many of the details. As such there is not as much clarity as we had hoped there would be. We are thus not surprised that in the three month period ended March 31, 2010, as it became clearer that legislation would pass, the healthcare sector (as represented by the NBI) did outperform the broad market. On the other hand, we have also not been surprised that in the six weeks or so since the end of March, as it has become clear that much uncertainty remains, that the NBI has underperformed. We feel this is partly related to the complicated macroeconomic factors, such as sovereign debt issues, financial reform debate, etc., that have been in play. We also think it will take time for generalist investors to analyze and act on the consequences of healthcare reform. Having said all this, we do believe that healthcare will perform well in the coming quarters.

Our assessment of the healthcare legislation that passed is that it is less healthcare reform than health insurance reform. The specifics of the complex legislation have been reported in great detail and will accomplish several things including: 1) an increase in coverage for many Americans who are not now covered by health insurance, 2) the planned establishment of health exchanges which will allow individuals and ultimately small businesses to obtain insurance, 3) modifications to allowed underwriting standards, 4) various changes to Medicare and Medicaid, 5) planned subsidies for low income individuals and families and 6) a mandate that will ultimately require most individuals to obtain coverage or be subject to a moderate penalty. These and other changes will be paid for by a variety of taxes and fees to individuals and various healthcare subsector company groups. Overall the changes will cost approximately $1 trillion according to the Congressional Budget Office (CBO). The CBO scores the legislation as roughly revenue neutral though this is accomplished by initiating many of the taxes quickly while slowly phasing in many of the benefits.

We have many thoughts about the impact of this bill, but overall it looks to us like the effect on the healthcare industry will be to significantly and beneficially increase the volume of products and services needed by virtue of increasing the number of covered individuals. On the other hand, the costs involved will put undesired, from an industry point of view, pressure on pricing of such products and services.

There will be specific impacts on healthcare subsectors. As a group we don't see a tremendous negative impact on the pharmaceutical, biotechnology and medical technology subsectors. These groups may benefit from volume increases but will be challenged by significant fees and pricing pressure. Most biotechnology companies may be largely unaffected except as the specific approvability and pricing of their particular products are impacted. At this point, there is no way to predict the severity of these issues. Some biotechnology companies will benefit from a provision that extends the commercial exclusivity of certain biological products by twelve years. We don't think this legislation provides a reason to increase or decrease weighting in the medical technology, pharmaceutical and biotechnology sectors. We do think that we should continue to buy and own the stocks of companies developing and commercializing differentiated products serving unmet medical needs.

We think that the generic pharmaceuticals subsector will likely benefit from this legislation due to product volume increases resulting from more individuals with health insurance. We continue to own a significant weighting in this sector through our positions in Teva, Mylan, Akorn, Perrigo and Impax. We also think that pharmacy benefit managers will benefit from increased volumes and continue to play this group through positions in Medco and CVS.

The payor (i.e., HMO/Insurance) subsector is a more difficult challenge to analyze for investment. Over the long term, we feel there is little question that this group will struggle to thrive in the face of this legislation. We expect serious pressure from regulators to both maximize the portion of revenue used to pay for patient benefits and limit premium increases. This would ultimately limit the ability of this group to demonstrate sustained earnings growth. Over the next five years, we expect to see significant consolidation among the payor group to maximize synergies, market share and geographic spread. However, we also note that the marketplace seems to have assumed the worst case for the payor group and as a result has driven down valuations in this group to very low levels. It seems to us that in the next year or so, due to potential decreases in unemployment (which would increase the number of individuals covered) and increases in interest rates (which would improve investment returns of payors), that this payor group may exhibit price appreciation. We don't see this group returning to price/earnings multiples of five to ten years ago, but we do feel that this group is oversold at the moment.

In addition we would like to make a few comments about our venture/restricted securities portfolio. As you know, this part of our portfolio, which can account for up to 40% (but which typically accounts for 10-25%) of the Fund's assets, is a differentiating characteristic of the Fund. It allows our investors to participate in the potential of startup healthcare investments in a way which we think is unique and advantaged in the public market. Since the inception of the Fund, it has invested in more than one hundred companies in its venture/restricted securities portfolio including a number that have gone public or have been acquired. As a recent example, one medtech company owned by the Fund was acquired. To our knowledge there are few if any other public funds through which the typical investor could have access to such investments. Though there is never any certainty, we expect there will be opportunities for profitable exits from the Fund's venture/restricted securities portfolio in the future.

While we have not routinely calculated segregated returns for the Fund's venture/restricted securities portfolio, our calculations do indicate that the returns on that portfolio since 2001, during my tenure as portfolio manager, are at or above the venture/restricted securities industry average for that period. Having said this, we note that venture investing is a highly cyclical business and requires a relatively long term investment horizon as such investments are typically slow to mature and are often quite illiquid. We note that the holding period for our average venture/restricted investments have often lasted upwards of three or more years. Moreover, the value of even ultimately successful investments can exhibit a so-called "J Curve," where investments can decline in value before ultimately succeeding.

With all this in mind, I note that the overall portfolio, considering the venture/restricted, public and cash holdings, has underperformed the NBI benchmark somewhat over the six and twelve months ended March 31, 2010. We believe our segregated public company investment results have approached those of the NBI. By our calculation, the majority of Fund underperformance has about equally been the result of i) owning significant cash in a period when market prices were advancing rapidly and ii) our significant ownership of venture/restricted securities which did not participate in the market rally. It is our understanding that most venture investments in other traditional venture capital portfolios also underperformed the NBI, which contains only public companies, during this period. We believe that the underperformance of the restricted portfolio in the last year may have been related to the recent economic slump and hope and expect that it will reverse in the coming quarters. We are firmly committed to the value of our venture/restricted portfolio, but in the recent period, the restricted portfolio has had a negative effect on overall performance.

Please be aware that we continue to feel strongly that the NBI is the most appropriate benchmark for our Fund. This index does contain many companies that are relevant to the Fund's investment objective. However, the NBI does not contain any venture/restricted securities components. To our knowledge there are no other widely acknowledged indices that contain significant pre-public venture or PIPE (i.e. Private Investment in Public Equity) investments typical of the Fund's venture/restricted securities portfolio.

Investment Changes

During the six month period ended March 31, 2010, within the public portfolio, the Fund increased its position in several companies including Gilead Sciences, Inc., PerkinElmer, Inc., Stryker Corporation, Teva Pharmaceuticals, Ltd. and WellPoint, Inc. During the same six month period the Fund exited its positions in several companies including Amylin Pharmaceuticals, Inc., Biogen Idec Inc., Onyx Pharmaceuticals, Inc., OSI Pharmaceuticals, Inc. and Vertex

Pharmaceuticals Inc. The Fund also exited its position in Wyeth when it was acquired by Pfizer Inc.

During the six month period ended March 31, 2010, within the venture portfolio, the Fund made follow-on investments in CardioKinetix, Inc., Elemé Medical, Inc. and TargeGen, Inc.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2010
(Unaudited)

Issuer - Sector	% of Net Assets
Teva Pharmaceutical Industries, Ltd. Generic Pharmaceuticals	6.0%
Celgene Corporation Biotechnologies/Biopharmaceuticals	4.7%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	4.2%
Amgen Inc. Biotechnologies/Biopharmaceuticals	3.9%
CVS Caremark Corporation Healthcare Services	3.4%
Stryker Corporation Medical Devices and Diagnostics	3.2%
Forest Laboratories, Inc. Pharmaceuticals	3.1%
PerkinElmer, Inc. Medical Devices and Diagnostics	2.9%
Laboratory Corporation of America Holdings Healthcare Services	2.8%
WellPoint, Inc. Healthcare Services	2.8%

PORTFOLIO

As of March 31, 2010
(Unaudited)

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 10.2% of Net Assets
SHARES	Convertible Preferred (Restricted) (a) (b) - 9.8%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.0%
306,413	MacroGenics, Inc. Series D	$199,812
75,217	MacroGenics, Inc. Series D 18 Month Lock-up	0
2,123,077	TargeGen, Inc. Series C	2,760,000
586,871	TargeGen, Inc. Series D	762,932
		3,722,744
	Drug Discovery Technologies - 1.3%
2,380,953	Agilix Corporation Series B (c)	141,809
375,000	Ceres, Inc. Series C	2,437,500
32,193	Ceres, Inc. Series C-1	209,255
280,105	Ceres, Inc. Series D	1,820,683
40,846	Ceres, Inc. Series F	265,499
8,170	Ceres, Inc. warrants (expiration 9/05/15)	0
		4,874,746
	Healthcare Services - 1.3%
5,384,615	PHT Corporation Series D (c)	4,200,000
1,204,495	PHT Corporation Series E (c)	939,506
149,183	PHT Corporation Series F (c)	116,363
		5,255,869
	Medical Devices and Diagnostics - 6.2%
3,424,756	CardioKinetix, Inc. Series C (c)	2,359,999
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (c) (d)	0
4,852,940	Concentric Medical, Inc. Series B (c)	2,523,529
1,744,186	Concentric Medical, Inc. Series C (c)	906,977
683,000	Concentric Medical, Inc. Series D (c)	355,160
652,013	Concentric Medical, Inc. Series E (c)	339,047
1,724,230	Elemé Medical, Inc. Series C (c)	927,636
2,292,152	FlowCardia, Inc. Series C	3,736,208
1,877,273	Interlace Medical, Inc. Series C (c)	2,065,000
3,669,024	Labcyte Inc. Series C	1,920,000
3,109,861	Magellan Biosciences, Inc. Series A	3,109,861
142,210	Magellan Biosciences, Inc. warrants (expiration 4/01/19)	0
11,335	Magellan Biosciences, Inc. warrants (expiration 5/06/19)	0
1,547,988	OmniSonics Medical Technologies, Inc. Series A-1	1,548
1,263,099	OmniSonics Medical Technologies, Inc. Series B-1	1,263

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

(continued)

SHARES	Convertible Preferred (Restricted) (a) (b) - continued	VALUE
13,823,805	Palyon Medical Corporation Series A (c)	$2,950,000
65,217	TherOx, Inc. Series H	108,181
149,469	TherOx, Inc. Series I	247,939
4,220	TherOx, Inc. warrants (expiration 1/26/11)	0
8,141	TherOx, Inc. warrants (expiration 6/09/10)	0
921,875	Xoft, Inc. Series D	2,304,688
176,647	Xoft, Inc. Series E	441,618
N/A	Xoft, Inc. warrants (expiration 6/12/14) (d)	0
		24,298,654
		38,152,013
PRINCIPAL AMOUNT	Convertible Notes (Restricted) (a) - 0.4%
	Biotechnologies/Biopharmaceuticals - 0.1%
$219,313	TargeGen, Inc., Cvt Promissory Notes, 8.00% due 2010	219,313
	Medical Devices and Diagnostics - 0.3%
354,118	CardioKinetix, Inc., Cvt. Promissory Notes, 4.25% due 2010 (c)	354,118
291,075	Elemé Medical, Inc., Subordinated Cvt. Promissory Notes, 10.50% due 2012 (c)	291,075
590,000	Xoft, Inc., Cvt. Promissory Note, 10.00% due 2010	590,000
		1,235,193
		1,454,506
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $52,170,976)	39,606,519
SHARES	COMMON STOCKS AND WARRANTS - 85.0%
	Biotechnologies/Biopharmaceuticals - 23.1%
229,701	Acorda Therapeutics Inc. (b)	7,855,774
11,800	Alexion Pharmaceuticals, Inc. (b)	641,566
252,444	Amgen Inc. (b)	15,086,053
5,910,745	Antisoma plc (b) (e)	672,451
118,000	Athersys, Inc. warrants (Restricted, expiration 6/08/12) (a) (b)	0
296,744	Celgene Corporation (b)	18,386,258
105,850	Cephalon, Inc. (b)	7,174,513
211,280	Cubist Pharmaceuticals, Inc. (b)	4,762,251
89,719	Genzyme Corporation (b)	4,650,136
359,928	Gilead Sciences, Inc. (b) (i)	16,369,526

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
164,616	Martek Biosciences Corporation (b)	$3,705,506
138,720	United Therapeutics Corporation (b)	7,675,378
302,054	XenoPort, Inc. (b)	2,797,020
		89,776,432
	Drug Delivery - 0.4%
385,938	Penwest Pharmaceuticals Co. (b)	1,331,486
287,106	Penwest Pharmaceuticals Co. warrants (Restricted, expiration 3/11/13) (a) (b)	321,559
		1,653,045
	Drug Discovery Technologies - 0.1%
11,441	Clinical Data, Inc. (b)	221,955
243,433	Clinical Data, Inc. CVR (Restricted) (a) (b) (f)	44,392
70	Zyomyx, Inc. (Restricted) (a) (b)	18
		266,365
	Generic Pharmaceuticals - 10.8%
1,321,151	Akorn, Inc. (b)	2,021,361
202,223	Akorn, Inc. warrants (Restricted, expiration 3/08/11) (a) (b)	14,155
204,934	Impax Laboratories, Inc. (b)	3,664,220
169,148	Mylan Inc. (b)	3,841,351
157,414	Perrigo Company	9,243,350
369,487	Teva Pharmaceutical Industries, Ltd. (g)	23,307,240
		42,091,677
	Healthcare Services - 16.1%
286,221	Aetna Inc.	10,049,219
222,222	Aveta, Inc. (Restricted) (a) (b) (h)	2,222,220
116,446	Charles River Laboratories International, Inc. (b)	4,577,492
363,200	CVS Caremark Corporation	13,278,592
144,476	Laboratory Corporation of America Holdings (b)	10,938,278
56,514	Medco Health Solutions, Inc. (b)	3,648,544
300,452	Pharmaceutical Product Development, Inc.	7,135,735
169,359	WellPoint, Inc. (b)	10,903,333
		62,753,413
	Medical Devices and Diagnostics - 25.3%
528,630	Align Technology, Inc. (b)	10,223,704
71,016	Becton, Dickinson and Company	5,591,090
509,696	Hologic, Inc. (b)	9,449,764
179,487	IDEXX Laboratories, Inc. (b)	10,329,477
173,229	Illumina, Inc. (b)	6,738,608

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
18,045	Intuitive Surgical, Inc. (b)	$6,282,006
241,604	Inverness Medical Innovations, Inc. (b)	9,410,476
59,155	Johnson & Johnson	3,856,906
130,780	Life Technologies Corporation (b)	6,835,870
109,720	Masimo Corporation	2,913,066
160,000	Masimo Laboratories, Inc. (Restricted) (a) (b)	81,561
830,292	Medwave, Inc. (b) (c)	8,303
207,573	Medwave, Inc. warrants (Restricted, expiration 8/21/11) (a) (b) (c)	0
115,798	Myriad Genetics, Inc. (b)	2,784,942
93,008	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	93
474,391	PerkinElmer, Inc.	11,337,945
208	Songbird Hearing, Inc. (Restricted) (a) (b)	139
215,477	Stryker Corporation	12,329,594
		98,173,544
	Pharmaceuticals - 9.2%
84,445	Abbott Laboratories	4,448,563
390,301	Forest Laboratories, Inc. (b)	12,239,839
562,063	Pfizer Inc.	9,639,380
62,432	Shire plc (g)	4,118,015
206,323	Warner Chilcott plc (b)	5,271,553
		35,717,350
	TOTAL COMMON STOCKS AND WARRANTS (Cost $292,801,987)	330,431,826
	EXCHANGE-TRADED FUNDS - 1.0%
44,000	iShares Nasdaq Biotechnology Index Fund (b)	4,001,360
	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,764,939)	4,001,360
NUMBER OF CONTRACTS (100 SHARES EACH)	PUT OPTION CONTRACTS PURCHASED - 0.0%
266	Medivation, Inc., strike @ 35, expires Jun - 2010 (a) (b)	266
	TOTAL PUT OPTION CONTRACTS PURCHASED (Cost $362,558)	266

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 3.8%	VALUE
$9,000,000	General Electric Capital Co. Commercial Paper, 0.13% due 04/05/10	$8,999,870
5,633,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $5,755,000 (collateralized by U.S. Treasury Bill 0.24% discount, 09/16/10, market value $5,749,245); 0.01% due 04/01/10	5,633,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,632,870)	14,632,870
	TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN - 100.0% (Cost $363,733,330)	388,672,841
NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - 0.0%
266	Medivation, Inc., strike @ 55, expires Jun - 2010 (a)	(266)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $182,740)	(266)
	TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN - 100.0%	388,672,575
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.0%)	(16,263)
	NET ASSETS - 100%	$388,656,312

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $18,478,522).

(d)  Number of warrants to be determined at a future date.

(e)  Foreign security.

(f)  Contingent Value Rights

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

(continued)

(g)  American Depositary Receipt

(h)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)  A portion of security is pledged as collateral for call options written.

Other Information

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 to value the Fund's net assets:

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals	—	—	$3,942,057	$3,942,057
Drug Discovery Technologies	—	—	4,874,746	4,874,746
Healthcare Services	—	—	5,255,869	5,255,869
Medical Devices and Diagnostics	—	—	25,533,847	25,533,847
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$89,776,432	—	—	89,776,432
Drug Delivery	1,331,486	—	321,559	1,653,045
Drug Discovery Technologies	221,955	—	44,410	266,365
Generic Pharmaceuticals	42,077,522	—	14,155	42,091,677
Healthcare Services	60,531,193	—	2,222,220	62,753,413
Medical Devices and Diagnostics	98,091,751	—	81,793	98,173,544
Pharmaceuticals	35,717,350	—	—	35,717,350
Exchange-Traded Funds	4,001,360	—	—	4,001,360
Option Contracts Purchased	—	—	266	266
Short-Term Investments	—	$14,632,870	—	14,632,870
Other Assets	—	—	202,066	202,066
Total	$331,749,049	$14,632,870	$42,492,988	$388,874,907
Liabilities at Value	Level 1	Level 2	Level 3	Total
Option Contracts Written	$—	$—	($266)	($266)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

(Unaudited)

(continued)

Other Information, continued

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update, Improving Disclosures about Fair Valuation Measurements, that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3 Assets	Balance as of September 30, 2009	Accrued discounts/ premiums	Realized gain (loss) and change in unrealized appreciation (depreciation)	Net purchases/ sales	Net transfers in (out of) Level 3	Balance as of March 31, 2010
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$2,690,796	—	$1,134,542	$116,719	—	$3,942,057
Drug Discovery Technologies	4,874,746	—	—	—	—	4,874,746
Healthcare Services	5,255,869	—	—	—	—	5,255,869
Medical Devices and Diagnostics	27,394,646	—	(2,531,329)	670,530	—	25,533,847
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	277,541	—	8,037	—	($285,578)	—
Drug Delivery	267,009	—	54,550	—	—	321,559
Drug Discovery Technologies	38,163	—	6,247	—	—	44,410
Generic Pharmaceuticals	30,333	—	(16,178)	—	—	14,155
Healthcare Services	2,222,220	—	—	—	—	2,222,220
Medical Devices and Diagnostics	69,480	—	12,313	—	—	81,793
Option Contracts Purchased	—	—	(1,064)	—	1,330	266
Other Assets	922,146		640,256	(1,360,336)	—	202,066
Total	$44,042,949	—	($692,626)	($573,087)	($284,248)	$42,492,988
Level 3 Liabilities
Option Contracts Written	$—	$—	$1,064	0	($1,330)	($266)
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2010						($1,344,878)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2010

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $335,909,715)	$370,194,319
Investments in affiliated issuers, at value (cost $27,823,615)	18,478,522
Cash	10,298
Dividends and interest receivable	324,317
Prepaid expenses	62,345
Other assets (see Note 4)	202,066
Total assets	389,271,867
LIABILITIES:
Accrued advisory fee	355,977
Accrued shareholder reporting fees	48,056
Accrued trustee fees	39,665
Options written, at value (premium received $182,740)	266
Accrued other	171,591
Total liabilities	615,555
NET ASSETS	$388,656,312
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 24,889,277 shares issued and outstanding	$369,295,006
Accumulated net investment loss	(1,610,955)
Accumulated net realized loss on investments and options	(4,149,724)
Net unrealized gain on investments and options	25,121,985
Total net assets (equivalent to $15.62 per share based on 24,889,277 shares outstanding)	$388,656,312

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2010

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $19,622)	$942,482
Interest income from unaffiliated issuers	44,222
Interest income from affiliated issuers	8,883
Total investment income	995,587
EXPENSES:
Advisory fees	2,063,051
Legal fees	126,821
Trustees' fees and expenses	93,484
Administration and auditing fees	91,246
Shareholder reporting	59,332
Custodian fees	50,960
Transfer agent fees	13,468
Other (see Note 2)	108,180
Total expenses	2,606,542
Net investment loss	(1,610,955)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on: Investments in unaffiliated issuers	743,808
Closed or expired options contracts written	26,358
Net realized gain	770,166
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	42,467,085
Investments in affiliated issuers	(3,817,507)
Options contracts written	182,474
Change in unrealized appreciation (depreciation)	38,832,052
Net realized and unrealized gain (loss)	39,602,218
Net increase in net assets resulting from operations	$37,991,263

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2010 (Unaudited)	Year ended September 30, 2009
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,610,955)	($4,255,811)
Net realized gain	770,166	186,925
Change in net unrealized appreciation (depreciation)	38,832,052	(32,375,879)
Net increase (decrease) in net assets resulting from operations	37,991,263	(36,444,765)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	—	(3,059,014)
Return of capital (tax basis)	—	(17,889,262)
Total distributions	—	(20,948,276)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (463,390 and 0 shares, respectively)	(5,618,868)	—
Reinvestment of distributions (0 and 1,042,480 shares, respectively)	—	10,691,777
Total capital share transactions	(5,618,868)	10,691,777
Net increase (decrease) in net assets	32,372,395	(46,701,264)
NET ASSETS:
Beginning of period	356,283,917	402,985,181
End of period*	$388,656,312	$356,283,917
*Includes accumulated net investment loss of:	($1,610,955)	$0

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

PERIOD ENDED MARCH 31, 2010

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($79,344,041)
Purchases to close option contracts written	(5,057)
Net maturities of short-term investments	12,761,505
Sales of portfolio securities	73,028,715
Proceeds from option contracts written	358,494
Interest income received	6,849
Dividend income received	685,723
Other operating receipts (expenses paid)	(1,863,695)
Net cash provided from operating activities	5,628,493
CASH FLOWS FROM FINANCING ACTIVITIES:
Fund shares repurchased	(5,618,868)
Net cash used for financing activities	(5,618,868)
NET INCREASE IN CASH	9,625
CASH AT BEGINNING OF PERIOD	673
CASH AT END OF PERIOD	$10,298
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$37,991,263
Purchases of portfolio securities	(79,344,041)
Purchases to close option contracts written	(5,057)
Net maturities of short-term investments	12,761,505
Sales of portfolio securities	73,028,715
Proceeds from option contracts written	358,494
Accretion of discount	(5,375)
Net realized gain on investments and options	(770,166)
Increase in net unrealized appreciation (depreciation) on investments and options	(38,832,052)
Increase in dividends and interest receivable	(297,640)
Increase in accrued expenses	8,999
Decrease in prepaid expenses and other assets	733,848
Net cash provided from operating activities	$5,628,493

Noncash operating activity not included herein consists of corporate actions of $2,363,740.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	Six months ended March 31, 2010		Years ended September 30,
	(Unaudited)		2009	2008	2007	2006		2005
PER SHARE OPERATING PERFORMANCE
Net asset value per share, beginning of period	$14.05		$16.58	$19.14	$17.31	$19.65		$18.12
Net investment loss (1)	(0.06)		(0.17)	(0.18)	(0.18)	(0.13	)(2)	(0.21)
Net realized and unrealized gain (loss)	1.58		(1.51)	(0.95)	3.45	(0.60)		3.18
Total increase (decrease) from investment operations	1.52		(1.68)	(1.13)	3.27	(0.73)		2.97
Distributions to shareholder from:
Net realized capital gain	—		(0.12)	(1.43)	(1.44)	(1.61)		(1.44)
Return of capital (tax basis)	—		(0.73)	—	—	—		—
Total distributions	—		(0.85)	(1.43)	(1.44)	(1.61)		(1.44)
Increase resulting from shares repurchased (1)	0.05		—	—	—	—		—
Net asset value per share, end of period	$15.62		$14.05	$16.58	$19.14	$17.31		$19.65
Per share market value, end of period	$12.81		$11.32	$13.70	$17.30	$16.74		$18.64
Total investment return at market value	13.16	%*	(10.33%)	(12.96%)	12.34%	(1.58%)		11.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in millions)	$389		$356	$403	$444	$385		$417
Ratio of operating expenses to average net assets	1.42	%**	1.52%	1.51%	1.52%	1.54%		1.56%
Ratio of net investment loss to average net assets	(0.88	%)**	(1.30%)	(0.99%)	(1.00%)	(0.73	%)(2)	(1.17%)
Portfolio turnover rate	20.36	%*	66.34%	65.38%	115.77%	63.78%		92.68%

*  Not Annualized.

**  Annualized.

(1) Computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.14%).

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

(Unaudited)

(1)  Organization and Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and includes all companies Hambrecht & Quist Capital Management LLC (the Adviser) determines to be healthcare related. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America. Events or transactions occurring after March 31, 2010 through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value and the fair value of venture capital and other restricted securities are valued in good faith by the Adviser pursuant to valuation policies and procedures approved by the Trustees. Such values are subject to regular oversight and ratification by the Trustees. Because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing; and (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies. See Note 4 below. Short-term investments with maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

(continued)

The Fund's obligation under an exchange traded written option and investment in an exchange traded purchased option are valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the six months ended March 31, 2010 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2009	—	—
Options written	2,275	$358,494
Options terminated in closing purchase transactions	(420)	(29,679)
Options exercised	(1,544)	(144,340)
Options expired	(45)	(1,735)
Options outstanding, March 31, 2010	266	$182,740

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2010 totaled $69,962,758 and $71,924,625, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal,

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

(continued)

including accrued interest, of the repurchase agreement at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the Policy the Fund intends to make distributions at an annualized rate of 5% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. Under the Policy realized capital gains in excess of the total distributed would be included in the December distribution. The Board of Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made distributions at an annualized rate of 8% of the Fund's net assets. The Policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Board regularly reviews the Policy and the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Policy is to declare distributions in stock. The Policy automatically pays in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Share Repurchase Program

In September 2009, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 10% of its outstanding shares for a one year period beginning October 9, 2009. The share repurchase program was intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value. On April 5, 2010, the Trustees terminated the share repurchase program.

During the six month period ended March 31, 2010, the Fund repurchased 463,390 shares at a total cost of $5,618,868. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 18.80%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

(continued)

taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years

Distributions

The Fund records all distributions to shareholders from net investment income and realized gains, if any, on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include temporary and permanent differences from losses on wash sale transactions, return of capital distributions and net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2010.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36% (1.375% prior to July 1, 2009).

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2010 these payments amounted to $38,437 and are included in the Other category in the Statement of Operations together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain other expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

(continued)

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2010 were as follows:

Issuer	Value on October 1, 2009	Purchases	Sales	Income	Value on March 31, 2010
Agilix Corporation	$141,809	—	$—	—	$141,809
CardioKinetix, Inc.	2,359,999	$354,296	—	$3,448	2,714,117
Concentric Medical, Inc.	7,932,139	—	—	—	4,124,713
Elemé Medical, Inc.	910,393	291,075	—	5,435	1,218,711
Interlace Medical, Inc.	2,065,000	—	—	—	2,065,000
Medwave, Inc.	16,606	—	—	—	8,303
Palyon Medical Corporation	2,950,000	—	—	—	2,950,000
PHT Corporation	5,255,869	—	—	—	5,255,869
	$21,631,815	$645,371	$—	$8,883	$18,478,522

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 11% of the Fund's net assets at March 31, 2010.

At March 31, 2010, Other Assets in the Statement of Assets and Liabilities consisted of amounts due in connection with restricted securities from two issuers. Subsequent to March 31, 2010, the Fund made a commitment of approximately $2,950,000 relating to an investment in a venture security.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2010. The Fund on its own does not have the right to demand that such securities be registered.

Security (a)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/08/01	$2,495,500	$0.06	$141,809
Akorn, Inc.
Warrants (expiration 3/08/11)	3/07/06	0.00	0.07	14,155
Athersys, Inc.
Warrants (expiration 6/08/12)	6/07/07	0.00	0.00	0
Aveta, Inc.
Common	12/21/05	3,004,731	10.00	2,222,220
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	2,367,320	0.69	2,359,999
Cvt. Promissory Notes	12/10/09, 2/11/10	361,060	1.00	354,118
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00	0
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,732	6.50	2,437,500
Series C-1 Cvt. Pfd.	3/31/01	111,508	6.50	209,255
Series D Cvt. Pfd.	3/14/01	1,668,294	6.50	1,820,683
Series F Cvt. Pfd.	9/05/07	268,136	6.50	265,499
Warrants (expiration 9/05/15)	9/05/07	0.00	0.00	0
Clinical Data, Inc.
Contingent Value Rights	5/28/09	0.00	0.17	44,392

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

(continued)

Security (a)	Acquisition Date	Cost	Carrying Value per Unit	Value
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/07/02, 1/24/03	$3,330,988	$0.52	$2,523,529
Series C Cvt. Pfd.	12/19/03	1,500,818	0.52	906,977
Series D Cvt. Pfd.	9/30/05	958,007	0.52	355,160
Series E Cvt. Pfd.	12/18/08	655,011	0.52	339,047
Elemé Medical, Inc.
Series C Cvt. Pfd.	7/15/08	3,253,120	0.54	927,636
Subordinated Cvt. Promissory Notes	12/18/09 - 3/15/10	302,530	1.00	291,075
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	2,475,591	1.63	3,736,208
Interlace Medical, Inc.
Series C Cvt. Pfd.	6/10/09	2,072,857	1.10	2,065,000
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,924,893	0.52	1,920,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	1,002,546	0.65	199,812
Series D Cvt. Pfd. 18 Month Lock-up	9/04/08	315,748	0.00	0
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06 - 5/12/09	3,117,537	1.00	3,109,861
Warrants (expiration 4/01/19)	4/03/09	0.00	0.00	0
Warrants (expiration 5/06/19)	5/12/09	0.00	0.00	0
Masimo Laboratories, Inc.
Common	3/31/98	0.00	0.51	81,561
Medwave, Inc.
Warrants (expiration 8/21/11)	8/21/06	0.00	0.00	0
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/01/03	1,801,555	0.001	1,548
Series B-1 Cvt. Pfd.	6/04/07, 11/15/07	961,365	0.001	1,263
Common	5/24/01, 7/02/07	2,409,096	0.001	93
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,967,403	0.21	2,950,000
Penwest Pharmaceuticals Co.
Warrants (expiration 3/11/13)	3/11/08	0.00	1.12	321,559
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	941,669	0.78	939,506
Series F Cvt. Pfd.	7/21/08	122,580	0.78	116,363
Songbird Hearing, Inc.
Common	12/14/00	3,004,861	0.67	139
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	2,763,495	1.30	2,760,000
Series D Cvt. Pfd.	5/08/07	764,407	1.30	762,932
Cvt. Promissory Notes	9/08/09, 10/09/09	226,375	1.00	219,313
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,748	1.66	108,181
Series I Cvt. Pfd.	7/08/05	579,958	1.66	247,939
Warrants (expiration 1/26/11)	1/26/05	0.00	0.00	0
Warrants (expiration 6/09/10)	6/09/04	0.00	0.00	0
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,958,518	2.50	2,304,688
Series E Cvt. Pfd.	6/20/08	592,532	2.50	441,618
Cvt. Promissory Note	6/12/09	598,183	1.00	590,000
Warrants (expiration 6/12/14)	6/12/09	59	0.00	0
Zyomyx, Inc.
Common	2/19/99 - 7/22/04	3,902,233	0.25	18
		$64,491,895		$42,290,656

(a) See Schedule of Investments and corresponding footnotes for more information on each issuer.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 25, 2010, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Life Sciences Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed comparisons of the Fund's performance to its benchmark, the NBI, and to other investment companies and reviewed other information relating to the performance of the Fund. The Trustees also considered the Adviser's portfolio management strategy and process for the Fund. Although the NBI's performance exceeded the Fund's returns by net asset value and stock price in recent periods, the Fund's return by net asset value outperformed the NBI over the most recent five-year and ten-year periods and the Fund's return by stock price outperformed the NBI over the most recent ten-year period. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other privately held investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. The Trustees reviewed the net assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees of other funds with similar investment objectives. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

H&Q HEALTHCARE INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

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H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer
Betty Chang, Assistant Treasurer

Trustees

Rakesh K. Jain, Ph.D.

Lawrence S. Lewin

Robert P. Mack, M.D.

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS60313

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2009-Oct. 31, 2009)				2,535,266
Month #2 (Nov. 1, 2009 – Nov. 30, 2009)				2,535,266
Month #3 (Dec. 1, 2009 – Dec. 31, 2009)	178,295	11.72	178,295	2,356,971
Month #4 (Jan. 1, 2010 – Jan. 31, 2010)	201,999	12.20	201,999	2,154,972
Month #5 (Feb. 1, 2010 – Feb. 28, 2010)				2,154,972
Month #6 (Mar. 1, 2010 – Mar. 31, 2010)	83,096	12.71	83,096	2,071,876
Total	463,390	12.11	463,390

(1)   The share repurchase program was announced on September 30, 2009, allowing the Registrant to purchase in the open market up to 10% of its outstanding common shares for a one year period beginning October 9, 2009.  On April 5, 2010 the Registrant announced the termination of the share repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)                    Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)                    Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)                    Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	5/27/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	5/27/10

* Print the name and title of each signing officer under his or her signature.